UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 23, 2014

Respect Your Universe, Inc.
(Exact name of registrant as specified in its charter)

NEVADA	000-54885	20-0641026
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

550-1188 West Georgia Street, Vancouver, BC	V6E 4A2
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  1-888-455-6183

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 23, 2014, we entered into an employment agreement with Marcello Leone.

In consideration for acting as our President and Chief Executive Officer, we will pay Mr. Leone the following compensation:

(a)	an annual salary of $170,000; and

(b)	eligibility to participate in our bonus and other incentive compensations plans and programs for our senior employees.

For a complete description of all of the terms and conditions of the agreement please refer to the employment agreement which is filed as exhibit 10.1 to this current report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

10.1 Employment Agreement dated September 23, 2014 between Respect Your Universe, Inc. and Marcello Leone.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Respect Your Universe, Inc.

Dated:	September 29, 2014

By:	/s/ Marcello Leone